                                                                    Exhibit 23.3



                               CONSENT OF COUNSEL

     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in Amendment No. 2 to the Registration Statement on Form S-3 of Gliatech Inc.





/s/ PENNIE & EDMONDS LLP

New York, New York
June 18, 1998